UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-12


                        THE ADVISORS' INNER CIRCLE FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     5)   Total fee paid:
     ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
     ___________________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     3)   Filing Party:
     ___________________________________________________________________________

     4)   Date Filed:
     ___________________________________________________________________________

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

Dear Shareholder:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at 10:00 a.m., Eastern time, on September 29, 2014. If you were a shareholder of record of the Fund as of the close of business on August 28, 2014 you are entitled to vote at the Meeting, and any adjournment of the Meeting.

           Cornerstone Advisors, Inc. ("Cornerstone") currently acts as investment adviser to the Fund. At the Meeting, shareholders will be asked to appoint Numeric Investors LLC ("Numeric") as a sub-adviser of the Fund and approve an investment sub-advisory agreement between Cornerstone and Numeric with respect to the Fund (the "Proposal"). If the Proposal is approved by the Fund's shareholders, Numeric will manage a portion of the Fund's assets as described in the accompanying proxy materials.

          THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

          YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Fund, who will remind you to vote your shares.

          Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-888-762-1442.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2014

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on September 29, 2014 at 10:00 a.m., Eastern time for the following purpose:

     1. To approve a new investment sub-advisory agreement between Numeric Investors LLC and Cornerstone Advisors, Inc.

The Proposal is discussed in the attached Proxy Statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Shareholders of record of the Fund at the close of business on August 28, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. If your Fund shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Please refer to the proxy card attached to the attached Proxy Statement for details. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
             SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2014.

The proxy statement is available at www.proxyonline.com/docs/cornerstone.pdf.

                                             By Order of the Board of Trustees

                                             /s/ Michael Beattie

                                             Michael Beattie
                                             President

                 CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                  A SERIES OF

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust"), on behalf of the Cornerstone Advisors Public Alternatives Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on September 29, 2014 at 10:00 a.m., and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on August 28, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about September 11, 2014.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

PROPOSAL: To approve a new investment sub-advisory agreement between Numeric
          Investors LLC ("Numeric") and Cornerstone Advisors, Inc. ("Cornerstone").

The Trust currently offers one class of shares of beneficial interest ("Shares") of the Fund: Institutional Class Shares. Each full Share will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional Share. As of the Record Date, the Fund had 40,235,535.161 Shares issued and outstanding.

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs. These costs are estimated to be approximately $24,000.

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of the Trust. The term "Trustee" includes each trustee of the Board. A Trustee who is not an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust is referred to in this proxy statement as an "Independent Trustee."

PROPOSAL: TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN NUMERIC
          AND CORNERSTONE.

                          DESCRIPTION OF THE PROPOSAL

Shareholders of the Fund are being asked to appoint Numeric as a sub-adviser of the Fund and approve a sub-advisory agreement between Cornerstone and Numeric (the "Numeric Sub-Advisory Agreement") with respect to the Fund (the "Proposal"). Pursuant to the Numeric Sub-Advisory Agreement, Numeric will manage the portion of the Fund's assets allocated to it by Cornerstone using a concentrated absolute return (multi-strategy) strategy in accordance with the Fund's investment objective and strategies as described in its registration statement. If shareholders approve the Proposal, Cornerstone intends to allocate approximately 13.5% of the Fund's assets to Numeric. In addition, the Fund will pay Numeric a sub-advisory fee, not less than monthly in arrears, at an annual rate of 2.00% of the Fund's average daily net assets allocated to Numeric.

In general, the 1940 Act requires all new investment advisory agreements, including sub-advisory agreements, to be approved by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a registered investment company. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities (a "1940 Act Majority"). Approval of the Proposal requires the affirmative vote of a 1940 Act Majority of the Fund's Shares. Accordingly, the purpose of this Proxy Statement is to submit the Sub-Advisory Agreement to a vote of the Fund's shareholders pursuant to the requirements of the 1940 Act described above.

As described in more detail below, at its Board Meeting held on August 12, 2014 (the "Board Meeting"), the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Numeric as a sub-adviser to the Fund and (b) the Numeric Sub-Advisory Agreement. In addition, the Board, including all of the Independent Trustees, unanimously recommended the approval of the Numeric Sub-Advisory Agreement to the Fund's shareholders.

Cornerstone believes that the absolute return, multi-strategy investment program employed by Numeric provides enhanced diversification benefits and the opportunity to improve the portfolio efficiency of the Fund, and is consistent with the Fund's investment objective. Numeric's multi-strategy quantitative approach combines fundamental and technical signals to select securities long and short. Numeric's sub-strategies include market neutral strategies that take long and short equity positions and invest in single stock swaps, as well as a dynamic beta strategy that invests in stock and bond futures contracts.

Cornerstone recommends that shareholders vote in favor of the Proposal to appoint Numeric as a sub-adviser of the Fund and to approve the Numeric Sub-Advisory Agreement.

                        VOTING AUTHORITY OF CORNERSTONE

Certain separate account clients of Cornerstone have authorized Cornerstone to vote proxies on their behalf. Accordingly, Cornerstone has the authority to vote on behalf of these separate account clients the Shares held by these clients in the Fund. Cornerstone will vote any Shares of the Fund over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its procedures, Cornerstone has established a Proxy Policy Committee (the "Proxy Committee") for the purpose of reviewing and resolving any apparent or potential conflicts of interest. The Proxy Committee consists of the Chief Investment Officer, Chief Operating Officer, Chief Compliance Officer and Director, Investment Operations. At its meetings, the Proxy Committee determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Cornerstone voting on the Proposal described in this proxy statement. In reaching its conclusion, the Proxy Committee considered a number of factors. A summary of the material factors considered by the Proxy Committee in connection with its determination that the Proposal does not raise any material conflicts of interest is set forth below.

The Proxy Committee considered the Board's considerations and conclusions with respect to approving the Numeric Sub-Advisory Agreement. The Proxy Committee further considered the fact that Cornerstone undertook an extensive due diligence process in selecting Numeric as potential sub-adviser for the Fund. The Proxy Committee considered that, as a result of this due diligence process, Cornerstone selected Numeric over other candidates solely because of its belief that appointing Numeric as sub-adviser provides a greater opportunity to benefit the Fund and its shareholders relative to other candidates. In addition, the Proxy Committee took into account that Cornerstone does not have any business relationships with Numeric or its officers or directors other than the proposed adviser-sub-adviser relationship with respect to the Fund and the current adviser-sub-adviser relationship with respect to a separate mutual fund advised by Cornerstone.

The table below provides a breakdown, as of the Record Date, of outstanding Shares of the Fund for which Cornerstone was believed to possess voting power. The Shares to be voted by Cornerstone in accordance with the recommendation of the Proxy Committee together constitute a 1940 Act Majority of the Fund's Shares.

NUMBER OF SHARES                          APPROXIMATE PERCENTAGE OF FUND
--------------------------------------------------------------------------------
40,255,232.778                            86%

DIFFERENCES BETWEEN CURRENT FUND FEES AND EXPENSES AND FUND FEES AND EXPENSES IF
                            THE PROPOSAL IS APPROVED

     o    CURRENT AND PROPOSED FEE ARRANGEMENT

Cornerstone currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Cornerstone, dated May 1, 2014. As investment adviser, Cornerstone manages the Fund pursuant to a manager-of-managers structure, whereby Cornerstone has overall responsibility for the general management and day-to-day operations of the Fund, but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. Cornerstone also invests portions of the Fund's assets not allocated to sub-advisers directly in unaffiliated mutual funds.

For its services as investment adviser, the Fund pays Cornerstone an investment advisory fee of 0.01% of the Fund's average daily net assets. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser by Cornerstone. As discussed in the Fund's prospectus, asset allocations to the sub-advisers and underlying mutual funds may vary over the course of a fiscal year and, consequently, the total management fee payable by the Fund will fluctuate. With respect to Fund assets allocated to underlying mutual funds, the Fund will indirectly bear the management fee and other expenses of the underlying mutual funds.

If shareholders approve the Proposal, Cornerstone intends to allocate approximately 13.5% of the Fund's assets to Numeric (the "Allocable Portion"). The Allocable Portion is currently managed by other sub-advisers to the Fund or invested by Cornerstone directly in unaffiliated mutual funds. The transitioning of the Allocable Portion may result in capital gains distributions to shareholders, and such distributions may be material.

     o    ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID

The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Fund during the fiscal year ended October 31, 2013; (ii) the pro forma advisory and sub-advisory fees the Fund would have paid during such period if Numeric had been sub-adviser to the Fund (the calculation assumes Numeric would manage approximately 13.5% of the Fund's assets); and (iii) the difference between actual and pro forma fees as a percentage of actual fees.

------------------------------------------------------------------------------------------------------
ACTUAL ADVISORY AND SUB-           PRO FORMA ADVISORY AND SUB-        DIFFERENCE BETWEEN ACTUAL AND
ADVISORY FEES PAID  DURING         ADVISORY FEES PAID DURING          PRO FORMA ADVISORY AND SUB-
FISCAL YEAR ENDED OCTOBER 31,      FISCAL YEAR ENDED OCTOBER 31,      ADVISORY FEES PAID
2013                               2013                               (AS A % OF ACTUAL FEES)
------------------------------------------------------------------------------------------------------
$1,460,068                         $2,409,714                         65%
------------------------------------------------------------------------------------------------------

     o    ACTUAL AND PRO FORMA EXPENSE TABLES

The Fund's operating expenses are paid out of its assets, and thus are directly borne by shareholders. The fee table below compares the Fund's operating expenses for the fiscal year ended October 31, 2013 to the Fund's pro forma expenses, assuming the Proposal had been approved by the Fund's shareholders at the beginning of that fiscal year. As shown below in the pro forma column, if shareholders had approved the Proposal at the beginning of the Fund's prior fiscal year, the total management fee payable by the Fund would have increased relative to if the Proposal had not been so approved because a greater percentage of the Fund's assets would have been allocated to sub-advisers, to which the Fund pays a management fee directly, relative to underlying mutual funds, to which the Fund pays a management fee indirectly. However, since the Fund would have been investing less of its assets in underlying mutual funds, the Fund would not have had to pay the Acquired Fund Fees and Expenses associated with investing in such mutual funds during such time period. Since the amount of Acquired Fund Fees and Expenses payable by the Fund would have decreased more than the management fees payable by the Fund would have increased, the total annual fund operating expenses of the Fund would have decreased if the Proposal were approved by shareholders at the beginning of the Fund's prior fiscal year. However, if shareholders approve the Proposal, the expense ratio in the Fund's Statement of Operations and Financial Highlights will be higher than the Total Annual Fund Operating Expenses in the pro forma table below because the Fund's Statement of Operations and Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

                                                   Institutional Shares
                                                Actual         Pro Forma(1)
--------------------------------------------------------------------------------
Management Fee                                 0.43%(2)           0.71%
Other Expenses
  Shareholder Servicing Fee                    0.05%              0.05%
  Dividend, Interest and Stock Loan            0.38%              0.38%
  Expense on Securities Sold Short
  Remaining Other Expenses                     0.19%              0.19%
Total Other Expenses                           1.05%              1.33%
Acquired Fund Fees and Expenses                1.12%              0.78%(3)
Total Annual Fund Operating Expenses           2.17%              2.11%

(1) The pro forma expense figures assume Numeric would manage approximately 13.5% of the Fund's assets.

(2) The fee shown is the total management fee actually paid by the Fund to Cornerstone and its sub-advisers during the fiscal year ended October 31, 2013 based on the allocation of Fund assets among the sub-advisers during such time. Each sub-adviser receives a fee from the Fund based on the portion of the Fund's assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

(3) Acquired Fund Fees and Expenses are indirect expenses incurred by the Fund through its investments in underlying mutual funds. The pro forma Acquired Fund Fees and Expenses reflect the reallocation of the Fund's assets from the underlying mutual funds to Numeric. In connection with such reallocation, the Fund directly would pay Numeric a management fee but no longer would bear indirectly the expenses of the underlying mutual funds in which such assets were previously invested.

     o    ACTUAL AND PRO FORMA EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) the Fund's operating expenses remain the same, and (iv) with respect to the pro forma expense example, Numeric would manage approximately 13.5% of the Fund's assets.


                             Actual                     Pro Forma
--------------------------------------------------------------------------------
1 Year                         $220                       $214
3 Years                        $679                       $661
5 Years                      $1,164                     $1,134
10 Years                     $2,503                     $2,441


    DESCRIPTION OF THE MATERIAL TERMS OF THE NUMERIC SUB-ADVISORY AGREEMENT

As described in more detail below, at the Board Meeting the Board considered the approval of the Numeric Sub-Advisory Agreement pursuant to which Numeric will act as a sub-adviser for the Fund. The form of the Numeric Sub-Advisory Agreement is included as Appendix A. Set forth below is a summary of all material terms of the Numeric Sub-Advisory Agreement. Although the summary of all material terms of the Numeric Sub-Advisory Agreement below is qualified in its entirety by reference to the form of Numeric Sub-Advisory Agreement included as Appendix A, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

Numeric is responsible for providing the following investment advisory services to the Fund under the Numeric Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Cornerstone; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets entrusted to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by Numeric; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing Cornerstone or the Board with periodic reports concerning the obligations Numeric has assumed under the Numeric Sub-Advisory Agreement as Cornerstone or the Board may reasonably request. All services provided by Numeric under the Numeric Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Cornerstone and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o    COMPENSATION

For the services to be provided by Numeric to the Fund, the Fund will pay Numeric a sub-advisory fee, not less than monthly in arrears, at an annual rate of 2.00% of the Fund's average daily net assets allocated to Numeric.

     o    INDEMNIFICATION

Under the Numeric Sub-Advisory Agreement, Numeric has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a breach by Numeric of the Numeric Sub-Advisory Agreement or of the representations and warranties made by Numeric in the Numeric Sub-Advisory Agreement; (ii) any loss (including transaction costs) incurred by the Fund as a result of any investment made by Numeric in contravention of: (a) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to Numeric; or (b) applicable law, including but not limited to the 1940 Act and the Internal Revenue Code of 1986, as amended; (iii) any untrue statement or alleged untrue statement of a material fact contained in any of the Fund's registration statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Securities and Exchange Commission ("SEC") (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "Disclosure Documents"), or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) Numeric's performance or non-performance of its duties under the Numeric Sub-Advisory Agreement. However, Numeric's foregoing indemnification obligation will be reduced to the extent that any loss, claim, damage, expense or liability experienced by an Indemnified Party is caused by the Indemnified Party's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Indemnified Party's office with the Trust.

     o    MAINTENANCE OF BOOKS AND RECORDS

Under the Numeric Sub-Advisory Agreement, Numeric is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by Numeric as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Cornerstone or the Fund's other service providers) relating to its responsibilities under the Numeric Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    REPORTING OBLIGATION

Numeric has an obligation to provide the Trust's Chief Compliance Officer and Cornerstone with quarterly compliance reports. Numeric also has an obligation to notify the Trust's Chief Compliance Officer and Cornerstone immediately upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Cornerstone's policies, guidelines or procedures.

     o    DURATION AND TERMINATION

If approved by shareholders at the Meeting, the Numeric Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval or as otherwise required by the 1940 Act, or (b) the vote of a majority of the outstanding voting securities of the Fund. The Numeric Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, by vote of its Board or with respect to the Fund, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund, (b) by Cornerstone at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Numeric, or (c) by Numeric at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Cornerstone.

     o    GOVERNING LAW

The Numeric Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

                          CHANGE IN CONTROL OF NUMERIC

Numeric is a wholly owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates, Inc. As publicly announced on June 19, 2014, Numeric Holdings LLC has entered into a conditional agreement to be acquired by an indirect subsidiary of Man Group plc ("Man Group") (the "Transaction"). The Transaction is expected to close in September 2014 (the "Closing") subject to the satisfaction (or, where permitted, waiver) of certain mutually agreed upon conditions precedent and will result in a change in composition of Numeric's board of directors. The Closing currently is expected to be effective prior to the Meeting. However, if the Closing does not become effective prior to the Meeting, then an assignment of the Numeric Sub-Advisory Agreement will result when the Closing becomes effective, and the Fund will submit new proxy materials to shareholders if such submission is required under its "manager-of-managers" exemptive order granted by the SEC.

The Transaction will not result in any changes to the organization or structure of the Fund. Although Numeric expects that certain limitations may result from the Transaction (e.g., requirements related to becoming affiliated with a public company), none of these limitations is expected to materially impact the services that Numeric will provide to the Fund. There also are no anticipated changes to Numeric's personnel who will provide portfolio management services to the Fund in connection with the Transaction. Although Numeric's Chief Executive Officer & President, Chief Financial Officer, and Chief Compliance Officer & Regulatory Counsel will have additional reporting responsibilities to their counterparts at Man Group, Numeric's executive officers will otherwise remain unchanged.

MORE INFORMATION ABOUT NUMERIC

Numeric, a Delaware limited liability company located at 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of August 31, 2014, Numeric had approximately $15.1 billion in assets under management. Listed below are the names, titles and addresses of each principal executive officer and director of Numeric effective upon the closing.

--------------------------------------------------------------------------------------------------------
    NAME                           TITLE                                      ADDRESS
--------------------------------------------------------------------------------------------------------
Greg Bond             Director                                      Numeric Investors LLC
                                                                    470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------
Eric Burl             Director                                      Man Investments
                                                                    452 Fifth Avenue, 27th Floor
                                                                    New York, NY 10018
--------------------------------------------------------------------------------------------------------
Michael Even          Director, Chief Executive Officer &           Numeric Investors LLC
                      President                                     470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------
Antoine Forterre      Director                                      Man Investments
                                                                    2 Swan Lane
                                                                    Riverbank House
                                                                    London EC4R 3AD, United
                                                                    Kingdom
--------------------------------------------------------------------------------------------------------
Robert Furdak         Chief Investment Officer & Director           Numeric Investors LLC
                      of Portfolio Management                       470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------
Richard Hanna         Chief Financial Officer                       Numeric Investors LLC
                                                                    470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------
Shanta Puchtler       Chief Investment Officer & Director           Numeric Investors LLC
                      of Research                                   470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------
Emmanuel Roman        Director                                      Man Investments
                                                                    2 Swan Lane
                                                                    Riverbank House
                                                                    London EC4R 3AD, United
                                                                    Kingdom
--------------------------------------------------------------------------------------------------------
Dunyelle Rosen        Chief Compliance Officer &                    Numeric Investors LLC
                      Regulatory Counsel                            470 Atlantic Avenue, 6th Floor
                                                                    Boston, MA 02210
--------------------------------------------------------------------------------------------------------

No officer or Trustee of the Trust is an officer, employee or partner of Numeric or owns interests in, or has a material direct interest in, Numeric. Further, Numeric currently does not advise any other mutual fund with a similar investment objective as the Fund.

      BOARD CONSIDERATIONS IN APPROVING THE NUMERIC SUB-ADVISORY AGREEMENT

At the Board Meeting held on August 12, 2014, the Board, including all of the Independent Trustees, unanimously approved the Numeric Sub-Advisory Agreement and recommended the approval of the Numeric Sub-Advisory Agreement to the Fund's shareholders. When considering the approval of the Numeric Sub-Advisory Agreement, the Trustees reviewed materials furnished by Cornerstone and Numeric and considered the Board's fiduciary obligations and the standards to be used by the Board in reaching its decision. In considering whether to approve the Numeric Sub-Advisory Agreement, the Board considered and discussed information and analysis provided by Cornerstone and Numeric. Cornerstone also explained the specific reasons for its recommendation to hire Numeric, which are described above. Cornerstone also explained that the Proposal would need to be approved by the Fund's shareholders, which would involve a proxy solicitation and a special shareholders' meeting, and informed the Board that the Fund would bear the expenses associated with such solicitation and meeting.

In preparation for the Board Meeting, the Board requested and received written materials from Numeric and Cornerstone that addressed, among other things, the following topics (a) the nature and quality of Numeric's proposed investment management and other services; (b) Numeric's investment management personnel;
(c) Numeric's operations; (d) Numeric's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) Numeric's compliance systems, including Numeric's policies and compliance procedures for personal securities transactions; (f) the current investment strategies employed by Cornerstone in its management of the Fund; (g) Numeric's reputation, expertise and resources in financial markets; and (h) the past performance of a composite of accounts managed by Numeric pursuant to similar investment strategies and policies as those pursuant to which Numeric will use in managing the Allocated Portion.

In recognition of the fact that Numeric was currently involved in the Transaction and that the Board was being asked to approve Numeric as it was expected to exist after the consummation of the Transaction as the investment sub-adviser to the Fund, the materials provided by Numeric regarding the foregoing topics addressed both Numeric as it existed at the time of the Board meeting and Numeric as it was expected to exist after the consummation of the Transaction. As set forth below, in general, the Numeric materials included representations to the Board that the advisory services proposed to be provided to the Fund by Numeric would not materially differ if such services were provided by the current Numeric entity or the Numeric entity that was expected to exist after the consummation of the Transaction.

In addition, at the Board Meeting, Cornerstone and Numeric presented additional oral information to the Board to help the Board evaluate the quality and costs of Numeric's proposed investment sub-advisory services. At the Board Meeting, the Board had the opportunity to ask questions and request further information regarding the appointment of Numeric as a sub-adviser to the Fund.

In connection with the approval of the Numeric Sub-Advisory Agreement, the Board considered the following factors:

     o    NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered the nature, extent and quality of the services to be provided by Numeric to the Fund and the resources it would dedicate to the Fund. In this regard, the Trustees evaluated, among other things, Numeric's portfolio management personnel, experience, brokerage practices, performance history and compliance program. The Board also considered the services currently provided by Numeric to a separate series of the Trust pursuant to its current investment advisory agreement with Cornerstone, which the Board compared to the nature, extent and quality of the services to be provided by Numeric to the Fund. Following its evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services to be provided by Numeric to the Fund and the resources of Numeric to be dedicated to the Fund supported approval of the Numeric Sub-Advisory Agreement.

     o    INVESTMENT PERFORMANCE

The Board considered the written information provided by Numeric regarding the historical investment performance of a composite of accounts managed by Numeric pursuant to similar investment strategies and policies as Numeric would use in managing the Allocated Portion. Following evaluation, the Board concluded that, within the context of its full deliberations, the historical investment performance of Numeric and its investment management personnel, considering both recent and long-term performance, supported approval of the Numeric Sub-Advisory Agreement.

     o    COSTS OF SUB-ADVISORY SERVICES

The Board reviewed the proposed sub-advisory fee to be paid by the Fund to Numeric, which reflects an arms-length negotiation between Numeric and Cornerstone, acting on behalf of the Fund. The Board reviewed information with respect to the investment advisory fee charged by Numeric to its other clients for similar services pursuant to separate investment advisory agreements, which the Board used in its evaluation of the reasonableness of the proposed sub-advisory fee. The Board also considered materials projecting the effect on the Fund's operating expenses that would result from Numeric's appointment as sub-adviser. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed sub-advisory fee to be paid by the Fund to Numeric is reasonable in light of the extent and quality of the services expected to be provided to the Fund by Numeric and supported approval of the Numeric Sub-Advisory Agreement.

     o    PROFITS TO BE REALIZED BY NUMERIC AND ECONOMIES OF SCALE

The Board did not make any conclusions regarding Numeric's profitability with respect to its services to the Fund or economies of scale to be realized by Numeric associated with its appointment as a sub-adviser to the Fund because Numeric was unable to reasonably estimate the profitability it would derive from its relationship with the Fund in light of the fact that it had not yet begun to provide the services to the Fund and incur the actual costs of such services. The Board determined that it will consider Numeric's profitability and whether any economies of scale are being realized by Numeric during future considerations of Numeric's sub-advisory agreement.

     o    CHANGE IN CONTROL OF NUMERIC

The Board, in considering the Numeric Sub-Advisory Agreement in the context of the Transaction, also relied upon representations from Numeric that: (i) the Transaction is not expected to result in any material changes to the nature, quality and extent of services to be provided to the Fund by Numeric that are discussed above; (ii) while its compliance program and code of ethics may be harmonized with those of the Man Group and its affiliates at some point in the future, Numeric does not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the proposed portfolio managers for the Fund are not expected to change in connection with the Transaction. In connection with its considerations, the Board reviewed materials provided by Numeric discussing, among other things, the terms, conditions and timing of the Transaction, the benefits that Numeric believes it will achieve from the Transaction, and the pre- and post-Transaction structure of Numeric.

     o    CONCLUSIONS

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board's approval of the Numeric Sub-Advisory Agreement. The Board concluded, in the exercise of its reasonable judgment, that the terms of the Numeric Sub-Advisory Agreement, including the compensation to be paid thereunder, are reasonable in relation to the services expected to be provided by Numeric to the Fund and that the appointment of Numeric and the approval of the Numeric Sub-Advisory Agreement would be in the best interest of the Fund and its shareholders.
Based on the Trustees' deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, including all of the Independent Trustees, unanimously approved (a) the appointment of Numeric as a sub-adviser to the Fund; (b) the Numeric Sub-Advisory Agreement; and (c) recommending the approval of the Numeric Sub-Advisory Agreement to the Fund's shareholders. The Board approved the appointment of Numeric as a sub-adviser of the Fund and the Numeric Sub-Advisory Agreement to become effetive on the later of the Closing or shareholder approval of the Proposal.

In evaluating the background and conclusions discussed above, shareholders should consider:

     o In reaching its determination regarding the approval of the Numeric Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above; and

     o In their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE
                                 THE PROPOSAL.

                             ADDITIONAL INFORMATION

                         INFORMATION ABOUT CORNERSTONE

Cornerstone serves as the investment adviser to the Fund. Cornerstone, a Washington corporation formed in 1983, is an investment adviser registered under the Advisers Act. Cornerstone has a principal place of business located 225 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782. As of August 31, 2014, Cornerstone had approximately $3.25 billion in assets under management.

The following table shows: (i) the dollar amount of fees paid to Cornerstone by the Fund; and (ii) the dollar amount of Cornerstone's voluntary fee waivers, each for the fiscal year ended October 31, 2013:

--------------------------------------------------------------------------------
FUND NAME                        ADVISORY FEES PAID      ADVISORY FEES WAIVED
--------------------------------------------------------------------------------
Cornerstone Advisors Public           $33,714                    $0
Alternatives Fund
--------------------------------------------------------------------------------

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SIDCO receives no compensation for distributing Fund shares. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. For the most recent fiscal year ended October 31, 2013, the Fund paid $240,903 to SEIGFS for services rendered.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

For the fiscal year ended October 31, 2013, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

      BENEFICIAL OWNERSHIP OF SHARES AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the Institutional Class Shares of the Fund. On that date, the Trustees and officers of the Trust, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

NAME AND ADDRESS                            NUMBER OF SHARES           PERCENT
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                     40,235,529.9950            100.00%
Special Custody A/C FBO Customers
ATTN Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees of the Trust, and/or on the records of the Trust's transfer agent.

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's semi-annual report dated April 30, 2014, which covers the period from November 1, 2013 to April 30, 2014, shareholders of the Fund may call 1-888-762-1442 or write to the Fund at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                            VOTING AND OTHER MATTERS

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many Shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-888-762-1442.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD.

The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote AGAINST the Proposal.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, including the approval of a new investment management agreement as contemplated by the Proposal.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares present at the Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxy agents will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

No business other than the matter described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                                  By Order of the Trustees,

                                                  /s/ Michael Beattie

                                                  Michael Beattie
                                                  President

                                   APPENDIX A

                                    FORM OF

                             SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this ____th day of , 2014 by and between Cornerstone Advisors Inc., a Washington corporation with its principal place of business at 225 -- 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782 (the "Adviser"), and Numeric Investors, LLC a Delaware limited liability company with its principal place of business at 470 Atlantic Avenue, Sixth Floor, Boston, MA 02210 (the "Sub-Adviser").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE ADVISORS' INNER CIRCLE FUND (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of May 1, 2014 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.        THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser and the Trust of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event
(i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part II, furnish a copy of such amendments or updates to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "Disclosure Documents") and represents and warrants that such Disclosure Documents contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAME "CORNERSTONE ADVISORS." The Sub-Adviser has the right to use the name "CORNERSTONE ADVISORS" in connection with its services to the Trust. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "CORNERSTONE ADVISORS."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. THE NAME "CORNERSTONE ADVISORS." The Adviser has granted to the Trust a license to use the name "CORNERSTONE ADVISORS" (collectively, the "Name") as part of the name of the Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of the Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Sub-Adviser acknowledges and agrees that as between the Sub-Adviser and the Adviser, the Adviser has the right to use, or authorize others to use, the Name and the Sub-Adviser agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Sub-Adviser agrees that, upon any termination of this Agreement, the Sub-Adviser will not thereafter transact any business using the name "CORNERSTONE ADVISORS."

          9. SUB-ADVISER'S COMPENSATION. The Fund shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the

Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          12. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(c) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          13. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          14. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact contained in any Disclosure Document or the omission or alleged omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          17. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CORNERSTONE ADVISORS INC.

By:______________________________________
Name:
Title:

NUMERIC INVESTORS, LLC

By:______________________________________
Name:
Title:



                    SIGNATURE PAGE -- SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                              DATED , 2014 BETWEEN
                           CORNERSTONE ADVISORS INC.
                                      AND
                             NUMERIC INVESTORS, LLC

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:


FUND                                                   RATE
--------------------------------------------------------------------------------
Public Alternatives Fund                               2.00%


                      SCHEDULE A -- SUB-ADVISORY AGREEMENT

                                   ----------
                                   PROXY CARD
                                   ----------

[GRAPHIC OMITTED]

                                   CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

                                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD ON SEPTEMBER 29, 2014

The undersigned, revoking prior proxies, hereby appoints Michael Beattie and Dianne Descoteaux, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Cornerstone Advisors Public Alternatives Fund (the "Fund") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on September 29, 2014 at 10:00 a.m., Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.


                                                            YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.
                                                            Your signature(s) on this should be exactly as your name(s) appear on
[GRAPHIC OMITTED]                                           this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.





                                                            ------------------------------------------------------------------------
                                                            SIGNATURE                                              DATE
QUESTIONS ABOUT THIS PROXY? Should you have
any questions about the proxy materials or                  ------------------------------------------------------------------------
regarding how to vote your shares, please                   SIGNATURE (if held jointly)                            DATE
contact our proxy information line
TOLL-FREE AT 1-800-581-3949. Representatives                ------------------------------------------------------------------------
are available Monday through Friday 9:00 a.m.               Title - if a corporation, partnership or other entity
to 10:00 p.m. Eastern Time.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR "FOR" THE PROPOSAL IF NO CHOICE IS INDICATED. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE PROXY HOLDERS' BEST JUDGMENT AS TO ANY OTHER MATTERS THAT MAY ARISE AT THE MEETING.


                                        THREE OPTIONS FOR VOTING YOUR PROXY

[GRAPHIC OMITTED]        1. INTERNET           Log on to www.proxyonline.com. Make sure to have this
                                               proxy card available when you plan to vote your shares.
                                               You will need the control number found in the box at the
                                               right at the time you execute your vote.

[GRAPHIC OMITTED]        2. TELEPHONE          Simply dial toll-free 1-800-581-3949 and have this proxy
                                               card available at the time of the call.                              CONTROL NUMBER

                                                                                                                   [GRAPHIC OMITTED]

[GRAPHIC OMITTED]        3. MAIL               Simply sign, date, and complete the reverse side of this
                                               proxy card and return it in the postage paid envelope
                                               provided.


IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2014

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
WWW.PROXYONLINE.COM/DOCS/CORNERSTONE.PDF




TAG ID:                             BAR CODE                    CUSIP:

                                                                      ----------
CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND                         PROXY CARD
                                                                      ----------



TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. EXAMPLE: [X]


PROPOSAL:

                                                                                    FOR      AGAINST      ABSTAIN



1)   To approve a new investment sub-advisory agreement between Numeric             [ ]        [ ]          [ ]
     Investors LLC and Cornerstone Advisors, Inc.







                           THANK YOU FOR VOTING


TAG ID:                             BAR CODE                    CUSIP: